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                                                                    EXHIBIT 99.4


                           INTERIM SERVICES AGREEMENT

          INTERIM SERVICES AGREEMENT (this "Agreement"), dated as of May 8, 1997, between AMERICAN BRANDS, INC., a Delaware corporation ("Parent"), and GALLAHER GROUP LIMITED, an English private limited company and, as of the date hereof, a direct wholly-owned subsidiary of Parent ("New Gallaher").

                             W I T N E S S E T H :
                             - - - - - - - - - - -

          WHEREAS, the Board of Directors of Parent has determined that it is appropriate and desirable to distribute all outstanding New Gallaher Ordinary Shares (as defined in the Distribution Agreement) on a pro rata basis to the holders of Parent's common stock (the "Distribution") pursuant to a Distribution Agreement, dated as of May 8, 1997 (the "Distribution Agreement"), by and among Parent, ATIC Group, Inc., a Delaware corporation and wholly-owned subsidiary of Parent, New Gallaher and Gallaher Limited, an English private limited company and, as of the date hereof, an indirect wholly-owned subsidiary of Parent ("Gallaher");

          WHEREAS, the parties hereto deem it to be appropriate and in the best interests of Parent and New Gallaher that Parent and New Gallaher, respectively, provide or shall procure the provision of certain services to New Gallaher and Parent, respectively, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto hereby agree as follows:

          1.  Description of Parent Services.  Subject to and conditional upon
              ------------------------------
the Distribution (as defined in the Distribution Agreement) becoming effective, Parent shall, subject to the terms and provisions of this Agreement, provide to New Gallaher or a Subsidiary or Affiliate (as such terms are defined in the Distribution Agreement) of New Gallaher, or procure the provision to New Gallaher or a
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Subsidiary or Affiliate of New Gallaher of, those services described in Exhibit
A hereto (the "Parent Services"). New Gallaher may, at its option, upon not less than thirty (30) days prior written notice (or such other period provided in Exhibit A for a particular service or as the parties may otherwise mutually agree in writing), direct Parent to no longer provide or procure the provision of all or any category of such services.

          2.  Provision of Parent Services.
              -----------------------------

          (a) Parent shall be responsible for ensuring that it complies with all applicable statutes, regulations and laws relevant to the provision of the Parent Services.

          (b) For the avoidance of doubt, it is acknowledged that, subject to its obligations to Parent under the provisions of this Agreement, New Gallaher shall be free at any time (and without obligation to notify or inform Parent) to arrange for any service identical to or similar to the Parent Services to be provided to it by any person whatsoever.

          (c) Parent shall exercise reasonable care to ensure that the manner in which it performs or provides the Parent Services does not have any adverse effect on the name, trading image, goodwill or business of New Gallaher or any member of the New Gallaher Group (as defined in the Distribution Agreement).

          (d) New Gallaher shall provide Parent with such advice, assistance and information in connection with the performance of the Parent Services as Parent may from time to time reasonably require. New Gallaher and Parent shall also liaise as appropriate to ensure that the Parent Services are carried out in accordance with the provisions of Exhibit A hereto and where reasonably practicable, Parent shall comply with any instructions that New Gallaher shall reasonably issue from time to time concerning the methods of operation by which the Parent Services shall be provided to New Gallaher.

          (e) New Gallaher and Parent shall each use reasonable best efforts to keep each other informed of any special requirements applicable to the carrying out of the Parent Services. To the extent reasonably necessary and

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appropriate Parent shall promptly take steps where reasonably practicable to comply with such special requirements. In the event that these steps shall result in any increase or reduction in the actual cost to Parent of providing the relevant Parent Services then the fees payable pursuant to Section 3 below shall be increased or reduced accordingly.

          3.  Consideration for Parent Services.  New Gallaher shall pay Parent
              ---------------------------------
in accordance with Sections 7 and 8 of this Agreement and Parent shall accept as consideration for the services to be rendered to New Gallaher hereunder the charges set forth on Exhibit A.

          4.  Description of New Gallaher Services.  New Gallaher shall, subject
              ------------------------------------
to the terms and provisions of this Agreement, provide to Parent or a Subsidiary or Affiliate (as such terms are defined in the Distribution Agreement) of Parent, or procure the provision to Parent or a Subsidiary or Affiliate of Parent of, those services described on Exhibit B hereto (the "New Gallaher Services"). Parent may, at its option, upon not less than thirty (30) days prior written notice (or such other period provided in Exhibit B for a particular service or as the parties may otherwise mutually agree in writing), direct New Gallaher to no longer provide or procure the provision of all or any category of such services.

          5.  Provision of New Gallaher Services.
              -----------------------------------

          (a) New Gallaher shall be responsible for ensuring that it complies with all applicable statutes, regulations and laws relevant to the provision of the New Gallaher Services.

          (b) For the avoidance of doubt, it is acknowledged that, subject to its obligations to New Gallaher under the provisions of this Agreement, Parent shall be free at any time (and without obligation to notify or inform New Gallaher) to arrange for any service identical to or similar to the New Gallaher Services to be provided to it by any person whatsoever.

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          (c) New Gallaher shall exercise reasonable care to ensure that the manner in which it performs or provides the New Gallaher Services does not have any adverse effect on the name, trading image, goodwill or business of Parent or any member of Parent Group (as defined in the Distribution Agreement).

          (d) Parent shall provide New Gallaher with such advice, assistance and information in connection with the performance of the New Gallaher Services as New Gallaher may from time to time reasonably require. Parent and New Gallaher shall also liaise as appropriate to ensure that the New Gallaher Services are carried out in accordance with the provisions of Exhibit B hereto and where reasonably practicable New Gallaher shall comply with any instructions that Parent shall reasonably issue from time to time concerning the methods of operation by which the New Gallaher Services shall be provided to Parent.

          (e) Parent and New Gallaher shall each use reasonable best efforts to keep each other informed of any special requirements applicable to the carrying out of the New Gallaher Services. To the extent reasonably necessary and appropriate New Gallaher shall promptly take steps where reasonably practicable to comply with such special requirements. In the event that these steps shall result in any increase or reduction in the actual cost to New Gallaher of providing the relevant New Gallaher Services then the fees payable pursuant to
Section 6 below shall be increased or reduced accordingly.

          6.  Consideration for New Gallaher Services.  Parent shall pay to New
              ---------------------------------------
Gallaher in accordance with Sections 7 and 8 of this Agreement and New Gallaher shall accept as consideration for the services to be rendered to Parent hereunder the charges set forth on Exhibit B.

          7.  Terms of Payment.  Each party shall submit in writing an invoice
              ----------------
covering its charges to the other party for services rendered hereunder. Such invoice shall be submitted on a monthly basis and shall contain a summary description of the charges and services rendered. Payment shall be made not later than thirty (30) days after the invoice date. Except as otherwise provided in this Agreement, the amount of any monthly service fee shall be

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pro-rated in the event that the corresponding services were provided for only a portion of a given month.

          8.  Method of Payment.  All amounts payable by New Gallaher for the
              -----------------
services described on Exhibit A shall be remitted to Parent in United States dollars to a bank to be designated in the invoice or otherwise in writing by Parent, unless otherwise provided for and agreed upon in writing by the parties. All amounts payable by Parent for the services described on Exhibit B shall be remitted to New Gallaher in English pounds to a bank to be designated in the invoice or otherwise in writing by New Gallaher, unless otherwise provided for and agreed upon in writing by the parties. Detailed billing information will be provided upon request.

          9.  Taxes.  All amounts expressed in this Agreement as being payable
              -----
by Parent or New Gallaher are expressed exclusive of any value added tax or other similar Tax (as defined in the Distribution Agreement) which may be properly chargeable thereon.

          10.  WARRANTIES.  THIS IS A SERVICE AGREEMENT.  EXCEPT AS EXPRESSLY
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STATED IN THIS AGREEMENT, THERE ARE NO EXPRESS WARRANTIES OR GUARANTIES AND
THERE ARE NO IMPLIED WARRANTIES OR GUARANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS FOR A PARTICULAR PURPOSE.

          11. Limitation on Liability.
              ------------------------

          (a) In no event shall either party have any liability, whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds, for any punitive, consequential, special, indirect or incidental loss or damage suffered by the other party or any of their respective Subsidiaries or Affiliates (as such terms are defined in the Distribution Agreement) arising from or related to this Agreement, including without limitation, loss of data, profits (excluding profits under this Agreement), interest or revenue, or use or interruption of business, even if such party is advised of the possibility of such losses or damages.

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          (b) The limitations set forth in Section 11(a) above shall not apply to liabilities which may arise as the result of fraud, willful misconduct, bad faith, gross negligence or willful default of Parent, New Gallaher or anyone performing services on their behalf pursuant to this Agreement, or the reckless disregard or breach by Parent or New Gallaher of its obligations and duties contained in or arising as a result of or in connection with this Agreement.

          12.  Termination.  This Agreement shall terminate on completion of all
               -----------
Parent Services and New Gallaher Services, but may be terminated earlier in accordance with the following:

               (a) upon the mutual written agreement of the parties;

               (b) by either New Gallaher or Parent for material breach of any of the terms hereof by Parent or New Gallaher, as the case may be, if the breach is capable of being remedied and is not corrected within thirty (30) calendar days after written notice of the breach has been delivered to the defaulting party; provided that if the breach is not capable of being
                       --------
     remedied, the Agreement may be terminated immediately; provided, further, that such termination shall only apply to those services in respect of which the defaulting party is in material breach and shall be without prejudice to the provision or receipt of all other Parent Services and New Gallaher Services pursuant to this Agreement which shall remain in full force and effect notwithstanding such termination;

               (c) by either New Gallaher or Parent forthwith, upon written notice to Parent or New Gallaher, as the case may be, if Parent or New Gallaher, as the case may be, shall become insolvent or shall make an assignment for the benefit of creditors, or shall be placed in receivership, reorganization, liquidation whether compulsory or voluntary (except for the purposes of a bona fide reconstruction or amalgamation with the consent of the other party, such consent not to be unreasonably withheld or delayed) or bankruptcy;

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               (d) by Parent forthwith, upon written notice to New Gallaher, if, for any reason, the ownership or control of New Gallaher, Gallaher or any of their respective business operations which receive or provide services under this Agreement, becomes vested in, or is made subject to the control or direction of, any direct competitor of Parent's consumer products businesses, or any governmental or regulatory authority; provided, however,
                                                              --------  -------
     that termination in the event of a change of ownership or control of a business operation of New Gallaher or Gallaher shall only apply to the services received by or provided to such business operation and shall be without prejudice to the provision or receipt of all other Parent Services and New Gallaher Services pursuant to this Agreement which shall remain in full force and effect notwith-standing termination of the provision of Parent Services or New Gallaher Services to such business operation; or

               (e) by New Gallaher forthwith, upon written notice to Parent, if for any reason, the ownership or control of Parent or any of its business operations which receive or provide services under this Agreement, becomes vested in, or is made subject to the control or direction of, any direct competitor of New Gallaher, or any governmental or regulatory authority; provided, however, that termination in the event of a change of ownership
     --------  -------
     or control of a business operation of Parent shall only apply to the services received by or provided to such business operation and shall be without prejudice to the provision or receipt of all other Parent Services and New Gallaher Services pursuant to this Agreement which shall remain in full force and effect notwith-standing termination of the provision of Parent Services or New Gallaher Services to such business operation.

          13.  Consequences of Termination.  Upon termination of this Agreement
               ---------------------------
in accordance with Section 12:

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          (a) each party shall be compensated for all services performed up to and including the date of termination in accordance with the provisions of this Agreement;

          (b) any rights or obligations to which any of the parties to this Agreement may be entitled or be subject to before such termination shall remain in full force and effect; and

          (c) termination shall not affect or prejudice any right to damages or other remedy which the terminating party may have in respect of the event which gave rise to the termination or any other right to damages or other remedy which any party may have in respect of any breach of this Agreement which existed at or before the date of termination.

          14.  Term.  This Agreement shall be effective from and after the
               ----
Distribution Date (as defined in the Distribution Agreement) until terminated in accordance with Section 12 hereof.

          15.  Amendment.  This Agreement may be modified or amended only by the
               ---------
agreement of the parties hereto in writing, duly executed by the authorized representatives of each party.

          16.  Force Majeure.
               -------------

          (a) Any delays in or failure of performance by any party hereto, other than the payment of money, shall not constitute a default hereunder if and to the extent such delays or failures of performance are caused by occurrences not reasonably foreseeable at the date of this Agreement and which are beyond the reasonable control of such party ("Force Majeure"), including, but not limited to: acts of God; expropriation or confiscation of facilities; compliance with any order or request of any governmental authority; acts of war; riots or strikes or other concerted acts of personnel; or any causes, whether or not of the same class or kind as those specifically named above, which are not within the reasonable control of such party, and which by the exercise of reasonable diligence, such party is unable to prevent.

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          (b) If and to the extent that either party is prevented or delayed by
Force Majeure from performing any of its obligations under this Agreement and promptly so notifies the other party, specifying the matters constituting Force Majeure together with such evidence in verification thereof as it can reasonably give and specifying the period for which it is estimated that the prevention or delay will continue, then the party so affected shall be relieved of liability to the other party for failure to perform or for delay in performing such obligations (as the case may be) and shall not be in breach of the terms and conditions of this Agreement as a result of such failure or delay, but shall nevertheless use its reasonable best efforts to resume full performance thereof as soon as possible; provided, however, that:
                     --------  -------

               (i) if the Force Majeure continues for a period of two months or more following notification, the party not affected by the Force Majeure may terminate the provision or receipt of the services affected by the Force Majeure by giving not less than 30 days prior notice to the other party, without prejudice to the provision or receipt of all other Parent Services and New Gallaher Services pursuant to this Agreement which shall remain in full force and effect notwithstanding such termination; and

               (ii) if the Force Majeure continues for a period of two months or more following notification and is such that the party affected by the Force Majeure is prevented or delayed from performing all or a substantial part of its obligations under this Agreement, the party not affected by the Force Majeure may terminate this Agreement by giving not less than 30 days prior notice to the other party;

provided, further, that a notice of termination given under
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Section 16(b)(i) or (ii) shall be of no effect if the party affected by the
Force Majeure resumes full performance of its obligations before the expiration of such notice period.

          17.  Assignment.  This Agreement and all of the provisions hereof
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shall not be assignable by either party hereto without the prior written consent of the other party

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hereto (which consent shall not be unreasonably withheld or delayed). This
Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

          18.  Notices.  All notices, requests, claims, demands and other
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communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid cable or telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, cabled or telecopied, or if mailed, ten days after mailing (two business days in the case of express mail or overnight courier service), as follows:

          If to Parent:

               Mr. Louis F. Fernous, Jr.
               Vice President and
               Secretary
               American Brands, Inc.
               1700 East Putnam Avenue
               Old Greenwich, Connecticut 06870
               Telephone:  (203) 698-5000
               Facsimile:  (203) 698-5197

          With a copy to
               Gilbert L. Klemann, II, Esq.
               Senior Vice President and
               General Counsel
               American Brands, Inc.
               1700 East Putnam Avenue
               Old Greenwich, Connecticut 06870
               Telephone:  (203) 698-5000
               Facsimile:  (203) 698-5172

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          If to New Gallaher:

               Mr. Nigel P. Bulpitt
               Company Secretary
               Gallaher Group PLC
               Members Hill
               Brooklands Road
               Weybridge
               Surrey, KT 13 0QU
               England
               Telephone:  011-44-1932-859-777
               Facsimile:  011-44-1932-832-536

          With a copy to

               Christopher T. Fielden, Esq.
               Group Legal Advisor
               Gallaher Group PLC
               Members Hill
               Brooklands Road
               Weybridge
               Surrey, KT 13 0QU
               England
               Telephone:  011-44-1932-832-534
               Facsimile:  011-44-1932-832-536

          19.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the state of New York applicable to contracts made and to be performed entirely within such state, without regard to the principles of conflicts of laws thereof.

          20.  Relationship of the Parties.  Nothing in this Agreement shall
               ---------------------------
constitute a partnership between the parties. Each party hereto is an independent contractor and not an agent or employee of the other party. Neither party shall have the authority or right to make any statements, representations, warranties or commitments of any kind, incur any liability or assume any obligation of any kind or to take any action which shall be binding on the other party, except as may be explicitly provided for in this Agreement or authorized in writing by the other party.

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          21.  Liability for Acts and Omissions of Others.  Any act or omission
               ------------------------------------------
of any subsidiary, employee, director, officer, contractor, representative or agent of Parent or New Gallaher involved in the performance of this Agreement shall be considered in relation to this Agreement as an act or omission of Parent or New Gallaher (as appropriate).

          22.  Subcontracting.
               --------------

          (a) Either party may subcontract or delegate the performance of all or any of its duties and obligations under this Agreement to any person without the prior consent of the other party, provided that the subcontracting party shall
                                  --------
use reasonable skill and care in selecting such subcontractors or delegates and shall so far as is possible ensure that they are experienced and competent in relation to their respective duties and obligations.

          (b) Any party who subcontracts or delegates any of its duties and obligations in accordance with this Section 22 shall be responsible for every act or omission of the subcontractor or delegate as if it were an act or omission of the party itself.

          23.  Cooperation after the Distribution.  If, following the
               ----------------------------------
Distribution Date (as defined in the Distribution Agreement), it shall come to the notice of Parent or New Gallaher that any service or facility provided by the other or any of its Subsidiaries or Affiliates (as such terms are defined in the Distribution Agreement) prior to the Distribution Date to or for it or any of its Subsidiaries or Affiliates and not covered hereby is not being performed or made available after the Distribution Date and such party considers that the relevant service or facility is necessary or desirable for the effective operation of its business, it may notify the other party giving full details of the relevant service or facility and the parties shall cooperate and negotiate in good faith to the extent reasonably practicable with a view to such service or facility being provided on reasonable commercial terms.

          24.  Construction.  In this Agreement:
               ---------------------------------

          (a) references to an "Exhibit" are, unless otherwise specified, references to one of the Exhibits attached to this Agreement, and references to a "Section"

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are, unless otherwise specified, references to one of the Sections of this
Agreement and references to a "sub-section" are, unless the context otherwise requires, references to the section in which the reference appears;

          (b) each of the Exhibits shall have effect as if set out in this Agreement and references to this Agreement shall include each of the Exhibits;

          (c) in the event of and to the extent that there shall be any conflict between the provisions of this Agreement and the provisions of the Exhibits, the provisions of the Exhibits shall take precedence notwithstanding any other provision of this Agreement to the contrary; and

          (d) references to The Whyte & Mackay Group Plc shall also include references to JBB (Greater Europe) Plc and vice versa.

          25.  Titles and Headings.  Titles and headings to sections herein are
               -------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          26.  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          27.  No Waivers.  No failure or delay by any party hereto to take any
               ----------
action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right, unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

          28.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          29.  Rights.  The rights, powers, privileges and remedies provided in
               ------
this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise. No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                    AMERICAN BRANDS, INC.

                                    By: /s/ Gilbert L. Klemann, II
                                        --------------------------------
                                        Name:  Gilbert L. Klemann, II
                                        Title: Senior Vice President
                                               and General Counsel


                                    GALLAHER GROUP LIMITED

                                    By: /s/ C.T. Fielden
                                        --------------------------------
                                        Name:  C.T. Fielden
                                        Title: Director


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